Guggenheim Variable Funds Trust
702 King Farm Blvd., Suite 200
Rockville, Maryland 20850

Supplement Dated December 13, 2019
to the currently effective Statement of Additional Information dated May 1, 2019 (the “SAI”), as may be supplemented from time to time, for each series of Guggenheim Variable Funds Trust (the “Trust”)

This supplement provides updated information beyond that contained in the SAI and should be read in conjunction with the SAI.

At a meeting of the Board of Trustees of the Trust (the “Board”) held on December 6, 2019, the Board approved changes to the composition of certain committees of the Board. Accordingly, as of December 6, 2019, the Board’s committees are comprised of the following Trustees:

Audit Committee—Randall C. Barnes, Angela Brock-Kyle, Donald A. Chubb, Jr., Jerry B. Farley (Chair, Audit Committee Financial Expert), Roman Friedrich III, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem (Audit Committee Financial Expert) and Ronald E. Toupin, Jr.

Contracts Review Committee—Randall C. Barnes, Angela Brock-Kyle, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III (Chair), Thomas F. Lydon, Jr. (Vice Chair), Ronald A. Nyberg, Sandra G. Sponem and Ronald E. Toupin, Jr.

Executive Committee—Ronald E. Toupin, Jr. (Chair) and Sandra G. Sponem.

Nominating and Governance Committee—Randall C. Barnes, Angela Brock-Kyle, Donald A. Chubb, Jr., Jerry B. Farley, Thomas F. Lydon, Jr., Roman Friedrich III, Ronald A. Nyberg (Chair), Sandra G. Sponem and Ronald E. Toupin, Jr.

Valuation Oversight Committee—Randall C. Barnes, Angela Brock-Kyle, Donald A. Chubb, Jr. (Chair), Roman Friedrich III and Sandra G. Sponem.

Please Retain This Supplement for Future Reference

SUP-SAI-VFT-1219x0520

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